Exhibit 10.7

Execution Copy

[***] Certain information in this document, marked by brackets, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 2
TO
CO-DEVELOPMENT AND COLLABORATION AGREEMENT BETWEEN
GENMAB A/S AND GLAXO GROUP LIMITED DATED 19 DECEMBER 2006

(the “Agreement”)

This amendment to the Agreement (“Amendment No. 2”) is made and entered into as of the 18th day of December, 2008 (the “Amendment Effective Date”), between

GENMAB A/S, a Danish corporation having its principal office at Toldbodgade 33, DK-1253 Copenhagcn K, Denmark (“Genmab”); and

GLAXO GROUP LIMITED, registered in England as company number 305979, doing business as ‘GlaxoSmithKline’ and having its principal office at Glaxo Wellcome House, Berkley Avenue, Greenford, Middlesex, UB6 0NN, United Kingdom (“GSK”).

RECITALS:

Whereas, the Parties desire to irrevocably terminate the Option and reduce the number of GSK’s Sales FTEs required to Detail the Product in the Oncology Indications in the USA; and

Whereas, the Parties desire to amend the Agreement as set forth herein as required by Clause 30.12 of the Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING AND THE COVENANTS AND AGREEMENTS CONTAINED HEREIN, GENMAB AND GSK, INTENDING TO BE LEGALLY BOUND, HEREBY AGREE TO AMEND THE AGREEMENT AS FOLLOWS:

1.                                      Definitions

1.1                               Unless explicitly stated otherwise all capitalized terms in this Amendment No. 2 shall have the meanings set forth in the Agreement.

2.                                      Agreement to Amend

2.1                               In consideration of GSK’s agreement to be bound by Section 6 of this Amendment No. 2, Genmab agrees to amend the Agreement as set forth in this Amendment No. 2 with effect from the Amendment Effective Date.

3.                                      Termination of the Option

3.1                               Clause 5.2 of the Agreement shall be deleted in its entirety and shall be of no further force and effect.  All of the Parties’ respective rights and obligations related to the Option (whether accruing to a Party prior to or after the exercise of the Option) and the exercise of the Option, shall be of no further force and effect.  Gcnmab shall not have the right to elect to Co-Promote, or subsequently Co-Promote, the Product anywhere in the Territory and the Parties shall not be obligated to negotiate and enter into the Co-Promotion Agreement.

3.2                               Clause 6.2 of the Agreement is hereby amended to read in its entirety as follows:  “GSK shall prepare separate regional commercial plans (each, a “Regional Commercialisation Plan”) for the Commercialisation of the Product in each of the [***] regions at such time [***].  Such Regional Commercialisation Plans will be consistent with GSK’s templates and processes as used by GSK in its normal course of business at such time.  GSK shall keep Genmab reasonably informed of its Commercialisation activities with [***] regional reports presented to the JSC.”

3.3                               Exhibit 5 of the Agreement is hereby deleted in its entirety and shall be of no further force and effect.

4.                                      Sales FTEs

4.1                               Clause 6.1(A) of the Agreement is hereby amended to read in its entirety as follows:  “Until the end of the first [***] after the First Commercial Sale of Product for [***] in the [***] (e.g., if the First Commercial Sale of Product occurs on [***] the period referenced above would end on [***]), GSK will have the equivalent of [***] Sales FTEs Detailing Product for [***] in accordance with the then current applicable Regional Commercialisation Plan; provided, however, that GSK shall be entitled to have less than such [***] Sales FTEs at any given time in the [***] if employment of any GSK Sales Representative terminates for whatever reason and GSK is actively recruiting replacement Sales Representatives.  Notwithstanding the foregoing, if the Net Sales of Product in the [***] during the [***] following the First Commercial Sale of Product in the USA are less than [***] then GSK shall thereafter use its Commercially Reasonable Efforts to determine the number of Sales FTEs it will commit to Detailing Product for [***] in the [***].  If GSK is still committing the equivalent of [***] Sales FTEs to the Detailing of Product for [***] and if the Net Sales of Product in the [***] during the [***] period (depending on context) after the First Commercial Sale of Product for [***] in the DKK are less than [***], then GSK shall thereafter use its Commercially Reasonable Efforts to determine the number of Sales FTEs it will commit to Detail Product for [***] in the [***].  After the expiration of the [***] month period after the date of First Commercial Sale of Product in the [***], GSK will thereafter use Commercially Reasonable Efforts to determine the number of Sales FTEs it will commit to Detail Product for [***] in the [***]  GSK’s Sales Force shall be the sole responsibility of GSK.”

5.                                      No Other Amendments

5.1                               Save as set forth in this Amendment No. 2, all other terms and conditions of the Agreement shall remain in full force and effect.

6.                                      Consideration

6.1                               In consideration for the modifications to the Agreement contained in this Amendment No. 2, GSK shall pay to Genmab a one-time, non-refundable payment of [***].  Such payment shall be made in accordance with the payment terms set forth in Clause 16.3 of the Agreement, and upon receipt of an invoice from Genmab.

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IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 2 to be executed and delivered by its duly authorised representatives to be effective as of the Amendment Effective Date.

GENMAB A/S	GLAXO GROUP LIMITED

By:	By:
Name:	Name:
Title:	Title:

GENMAB A/S

By:
Name:
Title: